UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 31, 2009

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27598	94-2665054
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices and zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Amendment of Investor Rights Agreement

On March 31, 2009 (the “Effective Date”), IRIDEX Corporation (the “Company”) and each of BlueLine Capital Partners, LP, BlueLine Capital Partners II, LP and BlueLine Capital Partners III, LP (collectively, the “BlueLine Entities”) entered into an amendment (the “Amendment”) to that certain Investor Rights Agreement, dated as of August 27, 2007 (the “Rights Agreement”), by and among the Company and the BlueLine Entities. As previously disclosed, the Rights Agreement entitled the BlueLine Entities to certain registration rights, including the obligation by the Company to file a Form S-3 registration statement within 90 days of the Company becoming eligible to file a Form S-3 registration statement and the right of the BlueLine Entities to request that the Company file a Form S-1 registration statement any time after February 29, 2008.

Pursuant to the Amendment, the BlueLine Entities waived any right to receive liquidated damages relating to any breaches of the Rights Agreement prior to the Effective Date and waived the Company’s obligation to file a registration statement on Form S-3 until such time, on or after June 30, 2009, as the holders of 60% of the Registrable Securities (as defined in the Rights Agreement) request such registration in writing. The Amendment also amended the Right Agreement so as to include the shares of common stock issuable upon exercise of the Warrants (as defined below) in the shares eligible for registration under the Rights Agreement.

The foregoing descriptions of the Rights Agreement and the Amendment do not purport to be complete and are qualified in their entirety by the Rights Agreement, a copy of which is filed as Exhibit 4.2 to the Current Report on Form 8-K filed on September 7, 2007, and the Amendment, a copy of which is filed as Exhibit 4.1 hereto, each of which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

Issuance of Warrants

In order to induce the BlueLine Entities’ to enter into the Amendment, on the Effective Date, the Company issued to the BlueLine Entities warrants to purchase an aggregate of 20,000 shares of the Company’s common stock at an exercise price of $0.01 per share (the “Warrants”). The Warrants will expire on September 30, 2009. The issuance of the Warrants was unregistered and was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by the Warrants, copies of which are filed as Exhibits 4.3, 4.4 and 4.5 hereto and which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Amendment No. 1 to Investor Rights Agreement, dated as of March 31, 2009

4.2	Investor Rights Agreement dated August 31, 2007 by and among BlueLine Capital Partners, LP; BlueLine Capital Partners III, LP; BlueLine Capital Partners II, LP and IRIDEX Corporation (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on September 7, 2007).

4.3	Common Stock Purchase Warrant, dated March 31, 2009, issued to BlueLine Capital Partners, LP

4.4	Common Stock Purchase Warrant, dated March 31, 2009, issued to BlueLine Capital Partners II, LP

4.5	Common Stock Purchase Warrant, dated March 31, 2009, issued to BlueLine Capital Partners III, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ THEODORE A. BOUTACOFF
Theodore A. Boutacoff President and Chief Executive Officer

Date: April 6, 2009

Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 1 to Investor Rights Agreement, dated as of March 31, 2009

4.2	Investor Rights Agreement dated August 31, 2007 by and among BlueLine Capital Partners, LP; BlueLine Capital Partners III, LP; BlueLine Capital Partners II, LP and IRIDEX Corporation (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on September 7, 2007).

4.3	Common Stock Purchase Warrant, dated March 31, 2009, issued to BlueLine Capital Partners, LP

4.4	Common Stock Purchase Warrant, dated March 31, 2009, issued to BlueLine Capital Partners II, LP

4.5	Common Stock Purchase Warrant, dated March 31, 2009, issued to BlueLine Capital Partners III, LP